Harbor Domestic Equity Funds

Supplement to Prospectus dated March 1, 2019
Harbor Small Cap Growth Opportunities Fund
Harbor Funds’ Board of Trustees has approved the reorganization of the Harbor Small Cap Growth Opportunities Fund (the “Target Fund”) into the Harbor Small Cap Growth Fund (the “Acquiring Fund”). The Trustees determined that the reorganization is in the best interest of each fund’s shareholders and that the interests of shareholders will not be diluted as a result of the reorganization. The reorganization is expected to occur on or about the close of business on April 24, 2020, and as a result, shareholders of the Target Fund will automatically become shareholders of the Acquiring Fund on such date. A shareholder vote is not required to complete the reorganization.
Harbor Capital Advisors, Inc. (the “Adviser”), the investment adviser to the Target Fund and the Acquiring Fund, recommended the reorganization because the Adviser believes that the reorganization is in the best interest of Target Fund and Acquiring Fund shareholders. The reorganization is designed to provide Target Fund shareholders with the opportunity to participate in a larger combined fund with an identical investment objective and similar investment strategies, policies and restrictions. Target Fund shareholders may also benefit from the lower expense ratios of the Acquiring Fund. Additionally, shareholders of the combined fund may benefit in the future from potentially greater prospects for asset growth over time.
The Adviser is responsible for the transition of the Target Fund’s portfolio in connection with the reorganization. The Adviser seeks to continue to provide Target Fund shareholders with exposure to the small cap equities asset class during the transition period. Effective immediately, the Adviser has instructed Elk Creek Partners, LLC (“Elk Creek”), the subadviser to the Target Fund, to refrain from purchasing any new securities or adding to existing positions for the Target Fund’s portfolio. Elk Creek is permitted to conduct sales of the Target Fund’s portfolio holdings in accordance with the Target Fund’s investment strategy. Elk Creek is expected to invest the proceeds of any such sales in index funds that provide broad exposure to the small cap equity asset class, except to the extent that such proceeds may be used to meet shareholder redemption requests.
On or around April 15, 2020, Elk Creek will cease serving as subadviser to the Target Fund. Following the termination of Elk Creek as subadviser, a transition broker is expected to reposition the Target Fund’s portfolio at the direction of the Adviser in order to align it with that of the Acquiring Fund in advance of the reorganization.
The Target Fund may depart from its stated investment objective and policies as it prepares to reorganize into the Acquiring Fund.
Under the terms of the proposed Agreement and Plan of Reorganization, the Target Fund’s assets and liabilities will be transferred to the Acquiring Fund in return for shares of the Acquiring Fund with equal total net asset value at the time of the reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Target Fund held at the time of the reorganization. The transaction is expected to be a tax-free event for federal income tax purposes.
An information statement/prospectus containing more information with respect to the reorganization will be provided to shareholders of record of the Target Fund in advance of the reorganization. In light of the reorganization, the Target Fund is closed to new investors effective immediately. Existing shareholders may continue to purchase shares of the Target Fund (including through exchanges) until April 21, 2020. All purchases of shares of the Target Fund will be suspended on April 21, 2020 to enable the reorganization to be effected.
February 24, 2020
Investors Should Retain This Supplement For Future Reference
S0220.P.DE